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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                Amendment No. 1

                                 iShares, Inc.
            (Exact name of registrant as specified in its charter)

                Maryland                                  52-2350681
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                                 c/o PFPC Inc.
                             400 Bellevue Parkway
                          Wilmington, Delaware 19809
              (Address of Principal Executive Offices) (Zip Code)

If this form relates to the registration of a class of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.: [X]

If this form relates to the registration of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [_]

          Securities Act registration statement file number to which this form relates: 33-97598
                                             --------

                                                                 (If applicable)

       Securities to be registered pursuant to Section 12(b)of the Act:

Title of each class to be so registered:         Name of each exchange on which
iShares MSCI Pacific Ex Japan Index Fund,        each class is to be registered:
     par value $.001 per share                   American Stock Exchange LLC

       Securities to be registered pursuant to Section 12(g)of the Act:
                                     None
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Item 1.   Description of Registrant's Securities to be Registered

Reference is made to Post-Effective Amendment No. 21, filed October 22, 2001, to the Registrant's Registration Statement on Form N-1A (Securities Act file number 33-97598 and Investment Company Act file number 811-9102) (the "Registration Statement"), which is incorporated herein by reference.

Item 2.   Exhibits.

     A. Registrant's Amended and Restated Articles of Incorporation, incorporated herein by reference to Exhibit 99.1 to Pre-Effective Amendment No. 2 to the Registration Statement, filed March 1, 1996.

     B. Registrant's Articles of Amendment, incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 2 to the Registration Statement, filed December 27, 1996.

     C. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit a.3 to Post-Effective Amendment No. 16 to the Registration Statement, filed December 22, 1999.

     D. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit a.3 to Post-Effective Amendment No. 19 to the Registration Statement, filed on July 16, 2001.

     E.   Registrant's Amended By-Laws, incorporated herein by reference to
          Exhibit 99.2 to Pre-Effective Amendment No. 2 to the Registration Statement, filed March 1, 1996.

     F. Registrant's Amendment No. 1 to its Amended By-Laws, incorporated herein by reference to Exhibit (2)(A) to Post-Effective Amendment No. 8 to the Registration Statement, filed August 21, 1997.

     G. Form of global certificate for the iShares MSCI Pacific Ex Japan Index Fund, incorporated herein by reference to Exhibit G to Form 8-A, filed October 25, 2001.
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 6, 2001                       iSHARES, INC.

                                             By:      /s/ John P. Falco
                                                      ------------------------
                                             Name:    John P. Falco
                                             Title:   Assistant Secretary